                                                                    EXHIBIT 21.1

Subsidiaries of Triad Hospitals, Inc.
-------------------------------------

                                                                   State of
                                                                Incorporation /
                          Name of Subsidiary                     Organization
    ----------------------------------------------------------------------------
  1 Alice Hospital, LLC                                         DE
  2 Alice Surgeons, LLC                                         DE
  3 American Health Facilities Development, LLC                 DE
  4 APS Medical, LLC                                            DE
  5 Arizona ASC Management, Inc.                                AZ
  6 Arizona DH, LLC                                             DE
  7 Arizona Medco, LLC                                          DE
  8 Barberton Health System, LLC                                DE
  9 Beauco, LLC                                                 DE
 10 Beaumont Medical Center, L.P.                               DE
 11 Beaumont Regional, LLC                                      DE
 12 Bluffton Health System, LLC                                 DE
 13 Brazos Medco, LLC                                           DE
 14 Brazos Valley of Texas, L.P.                                DE
 15 Brazos Valley Surgical Center, LLC                          DE
 16 Brownwood Hospital, L.P.                                    DE
 17 Brownwood Medical Center, LLC                               DE
 18 BVSC, LLC                                                   DE
 19 Cambio Health Solutions, LLC                                DE
 20 Carlsbad Medical Center, LLC                                DE
 21 Carolinas Medical Alliance, Inc.                            SC
 22 Claremore Physicians, LLC                                   DE
 23 Claremore Regional Hospital, LLC                            DE
 24 Clinico, LLC                                                DE
 25 Clinton County Health System, LLC                           DE
 26 College Station Hospital, L.P.                              DE
 27 College Station Medical Center, LLC                         DE
 28 College Station Merger, LLC                                 DE
 29 Coronado Hospital, LLC                                      DE
 30 Coronado Medical, LLC                                       DE
 31 Crestwood Healthcare, L.P.                                  DE
 32 Crestwood Hospital & Nursing Home, Inc.                     AL
 33 Crestwood Hospital Holdings, Inc.                           AL
 34 Crossroads Healthcare Management, LLC                       TX
 35 CSDS, LLC                                                   DE
 36 CSMC, LLC                                                   DE
 37 Dallas PHY Service, LLC                                     DE
 38 Dallas Physician Practice, L.P.                             DE
 39 Day Surgery, Inc.                                           KS
 40 DeQueen Regional I, LLC                                     DE
 41 Detar Hospital, LLC                                         DE
 42 DFW Physerv, LLC                                            DE
 43 Doctors Medical Center, LLC                                 DE
 44 Doctors of Laredo, LLC                                      DE
 45 Douglas Medical Center, LLC                                 DE
 46 DuPont Hospital, LLC                                        DE
 47 E.D. Clinics, LLC                                           DE
 48 El Dorado Medical Center, LLC                               DE
 49 El Dorado Surgery Center, L.P.                              DE
 50 Eye Care Surgicare, Ltd.                                    MO

Subsidiaries of Triad Hospitals, Inc.
-------------------------------------

                                                                   State of
                                                                Incorporation /
                          Name of Subsidiary                     Organization
    ----------------------------------------------------------------------------
 51 Eye Institute of Southern Arizona, LLC                      DE
 52 Frankfort Health Partner, Inc.                              IN
 53 Gadsden Regional Primary Care, Inc.                         AL
 54 GCMC, LLC                                                   DE
 55 GH Texas, LLC                                               DE
 56 GHC Hospitals, LLC                                          DE
 57 GHC Huntington Beach, LLC                                   DE
 58 GRB Real Estate, LLC                                        DE
 59 Greenbrier VMC, LLC                                         DE
 60 Gulf Coast Hospital, L.P.                                   DE
 61 Gulf Coast Medical Center, LLC                              DE
 62 Hattiesburg Ambulatory Surgery Center, LLC                  DE
 63 HDP DeQueen, LLC                                            DE
 64 HDP Woodland Heights, L.P.                                  DE
 65 HDP Woodland Property, LLC                                  DE
 66 HDPWH, LLC                                                  DE
 67 Healdsburg of California, LLC                               DE
 68 Healthwest Holdings, Inc.                                   AZ
 69 HIH, LLC                                                    DE
 70 Hobbs Medco, LLC                                            DE
 71 Hobbs Physician Practice, LLC                               DE
 72 Hospital of Beaumont, LLC                                   DE
 73 HTI Tucson Rehabilitation, Inc.                             AZ
 74 Huntington Associates                                       CA
 75 Huntington Beach Amdeco, LLC                                DE
 76 IOM Health System, L.P.                                     IN
 77 IRHC, LLC                                                   DE
 78 Kansas City Surgicenter, Ltd.                               MO
 79 Kensingcare, LLC                                            DE
 80 Lake Area Physician Services, L.L.C.                        DE
 81 Lake Area Surgicare, a Partnership in Commendam             LA
 82 Laredo Hospital, L.P.                                       DE
 83 Las Cruces Medical Center, LLC                              DE
 84 Lea Regional Hospital, LLC                                  DE
 85 Longview Medical Center, L.P.                               DE
 86 Longview Merger, LLC                                        DE
 87 LRH, LLC                                                    DE
 88 LS Psychiatric LLC                                          DE
 89 Mary Black Health System, LLC                               DE
 90 Mary Black Medical Office Building Limited Partnership      SC
 91 Mary Black MOB II, L.P.                                     SC
 92 Mary Black Westside Medical Park I Limited Partnership      SC
 93 Massillon Health System, LLC                                DE
 94 MCI Panhandle Surgical, L.P.                                DE
 95 Medical Center at Terrell, LLC                              DE
 96 Medical Center of Brownwood, LLC                            DE
 97 Medical Center of Sherman, LLC                              DE
 98 Medical Holdings, Inc.                                      KS
 99 Medical Management, Inc.                                    KS
100 Medical Park Hospital, LLC                                  DE
101 Medical Park MSO, LLC                                       DE

Subsidiaries of Triad Hospitals, Inc.
-------------------------------------

                                                                   State of
                                                                Incorporation /
                          Name of Subsidiary                     Organization
    ----------------------------------------------------------------------------
102 Memorial Hospital, LLC                                      DE
103 MHS Ambulatory Surgery Center, Inc.                         ND
104 MidPlains, LLC                                              DE
105 Minot Health Services, Inc.                                 ND
106 Mission Bay Memorial Hospital, LLC                          DE
107 Missouri HealthServ, LLC                                    DE
108 Navarro Hospital, L.P.                                      DE
109 Navarro Regional, LLC                                       DE
110 NC-CSH, Inc.                                                CA
111 NC-DSH, Inc.                                                NV
112 NC-SCHI, Inc.                                               GA
113 North Anaheim Surgicare, LLC                                DE
114 Northwest Hospital, LLC                                     DE
115 Northwest Physicians, LLC                                   AR
116 Northwest Rancho Vistoso Imaging Services, LLC              DE
117 NRH, LLC                                                    DE
118 Odessa, LLC                                                 DE
119 OPRMC, LLC                                                  DE
120 Oregon Healthcorp, LLC                                      DE
121 Osborn Ambulatory Surgical Group, Ltd.                      AZ
122 Pacific East Division Office, L.P.                          DE
123 Pacific Group ASC Division, Inc.                            AZ
124 Pacific Physicians Service, LLC                             DE
125 Pacific West Division Office, LLC                           DE
126 Palm Drive Hospital, L.P.                                   DE
127 Palm Drive Medical Center, LLC                              DE
128 Pampa Hospital, L.P.                                        DE
129 Pampa Medical Center, LLC                                   DE
130 Panhandle Medical Center, LLC                               DE
131 Panhandle Property, LLC                                     DE
132 Panhandle Surgical Hospital, LP                             DE
133 Panhandle, LLC                                              DE
134 PDMC, LLC                                                   DE
135 Pecos Valley of New Mexico, LLC                             DE
136 Phoenix Amdeco, LLC                                         DE
137 Phoenix Surgical, LLC                                       DE
138 Physicians and Surgeons Hospital of Alice, L.P.             DE
139 Phys-Med, LLC                                               DE
140 Piney Woods Healthcare System, L.P.                         DE
141 Primary Medical, LLC                                        DE
142 Procure Solutions, LLC                                      DE
143 QHG Georgia Holdings, Inc.                                  GA
144 QHG Georgia, L.P.                                           GA
145 QHG of Alabama, Inc.                                        AL
146 QHG of Barberton, Inc.                                      OH
147 QHG of Bluffton, Inc.                                       IN
148 QHG of Clinton County, Inc.                                 IN
149 QHG of Enterprise, Inc.                                     AL
150 QHG of Forrest County, Inc.                                 MS
151 QHG of Fort Wayne, Inc.                                     IN
152 QHG of Gadsden, Inc.                                        AL

Subsidiaries of Triad Hospitals, Inc.
-------------------------------------

                                                                    State of
                                                                Incorporation /
                          Name of Subsidiary                      Organization
    ----------------------------------------------------------------------------
153 QHG of Hattiesburg, Inc.                                    MS
154 QHG of Indiana, Inc.                                        IN
155 QHG of Jacksonville, Inc.                                   AL
156 QHG of Kenmare, Inc.                                        ND
157 QHG of Lake City, Inc.                                      SC
158 QHG of Massillon, Inc.                                      OH
159 QHG of Minot, Inc.                                          ND
160 QHG of Ohio, Inc.                                           OH
161 QHG of South Carolina, Inc.                                 SC
162 QHG of Spartanburg, Inc.                                    SC
163 QHG of Springdale, Inc.                                     AR
164 QHG of Texas, Inc.                                          TX
165 QHG of Warsaw, Inc.                                         IN
166 QHR International, LLC                                      DE
167 Quorum do Brasil, Ltda.                                     Brazil
168 Quorum ELF, Inc.                                            DE
169 Quorum Health Group of Vicksburg, Inc.                      TN
170 Quorum Health Resources, LLC                                DE
171 Quorum Health Services, Inc.                                DE
172 Quorum, Inc.                                                DE
173 Regional Hospital of Longview, LLC                          DE
174 Rehab Hospital of Fort Wayne General P'ship                 DE
175 River Region Medical Corporation                            MS
176 SACMC, LLC                                                  DE
177 Samaritan Surgicenters of Arizona II, LLC                   AZ
178 Samaritan Surgicenters of Arizona, LLC                      AZ
179 San Angelo Community Medical Center, LLC                    DE
180 San Angelo Hospital, L.P.                                   DE
181 San Angelo Medical, LLC                                     DE
182 San Diego Hospital, L.P.                                    DE
183 San Leandro Hospital, L.P.                                  DE
184 San Leandro Medical Center, LLC                             DE
185 San Leandro, LLC                                            DE
186 SDH, LLC                                                    DE
187 Seabastopol, LLC                                            DE
188 Sherman Hospital, L.P.                                      DE
189 Sherman Medical Center, LLC                                 DE
190 Silsbee Doctors Hospital, L.P.                              DE
191 Silsbee Medical Center, LLC                                 DE
192 Silsbee Texas, LLC                                          DE
193 SLH, LLC                                                    DE
194 Software Sales Corp.                                        TN
195 South Alabama Managed Care Contracting, Inc.                AL
196 South Alabama Medical Management Services, Inc.             AL
197 South Arkansas Clinic, LLC                                  DE
198 South Arkansas Physician Services, LLC                      DE
199 SouthCrest Surgery Center, L.P.                             DE
200 SouthCrest, LLC                                             OK
201 Southern Texas Medical Center, LLC                          DE
202 Sprocket Medical Management, Inc.                           TX
203 St. Joseph Health System, LLC                               DE

Subsidiaries of Triad Hospitals, Inc.
-------------------------------------

                                                                    State of
                                                                Incorporation /
                          Name of Subsidiary                      Organization
    ----------------------------------------------------------------------------
204 St. Joseph Medical Group, Inc.                              IN
205 Surgical Center of Amarillo, LLC                            DE
206 Surgicare of Independence, Inc.                             MO
207 Surgicare of San Leandro, Inc.                              CA
208 Surgicare of Sherman, Inc.                                  DE
209 Surgicare of Southeast Texas I, LLC                         DE
210 Surgicare of Victoria, Inc.                                 TX
211 Surgicare of Victoria, Ltd.                                 TX
212 Surgicare Outpatient Center of Lake Charles, Inc.           LA
213 Surgicenter of Johnson County, Inc.                         KS
214 Surgicenter of Johnson County, Ltd.                         KS
215 Surgicenters of America, Inc.                               AZ
216 Surgicenters of America, L.P.                               AZ
217 Terrell Hospital, L.P.                                      DE
218 Terrell Medical Center, LLC                                 DE
219 The Intensive Resource Group, LLC                           DE
220 The Vicksburg Clinic, LLC                                   DE
221 Triad - Arizona I, Inc.                                     AZ
222 Triad - Denton Hospital GP, LLC                             DE
223 Triad - Denton Hospital, L.P.                               DE
224 Triad El Dorado, Inc.                                       AR
225 Triad - South Tulsa Hospital Company, Inc.                  OK
226 Triad Corporate Services, Limited Partnership               DE
227 Triad CSGP, LLC                                             DE
228 Triad CSLP, LLC                                             DE
229 Triad DeQueen Regional Medical Center, LLC                  DE
230 Triad Healthcare System of Phoenix, L.P.                    DE
231 Triad Holdings II, LLC                                      DE
232 Triad Holdings III, Inc.                                    DE
233 Triad of Arizona (L.P.), Inc.                               AZ
234 Triad of Phoenix, Inc.                                      AZ
235 Triad RC, Inc.                                              DE
236 Triad Texas, LLC                                            DE
237 Triad-Medical Center at Terrell Subsidiary, LLC             TX
238 Triad-Medical Center of Sherman Subsidiary, LLC             DE
239 Triad-Navarro Regional Hospital Subsidiary, LLC             TX
240 TROSCO, LLC                                                 DE
241 Trufor Pharmacy, LLC                                        DE
242 Union Hills Surgery Center, L.P.                            DE
243 VFARC, LLC                                                  DE
244 VHC Holdings, LLC                                           DE
245 VHC Medical, LLC                                            DE
246 Vicksburg Healthcare, LLC                                   DE
247 Victoria Functional Assessment & Restoration Center, Ltd.   TX
248 Victoria Hospital, LLC                                      DE
249 Victoria of Texas, L.P.                                     DE
250 VMF Medical, LLC                                            DE
251 Wagoner Community Hospital, LLC                             DE
252 WAMC, LLC                                                   DE
253 Warsaw Health System, LLC                                   DE
254 Wesley Health System, LLC                                   DE

Subsidiaries of Triad Hospitals, Inc.
-------------------------------------

                                                                    State of
                                                                Incorporation /
                          Name of Subsidiary                      Organization
    ----------------------------------------------------------------------------
255 Wesley HealthTrust, Inc.                                    MS
256 West Anaheim Hospital, L.P.                                 DE
257 West Anaheim Medical Center, LLC                            DE
258 West Anaheim, LLC                                           DE
259 West Virginia MS, LLC                                       DE
260 Wharton Medco, LLC                                          DE
261 WHMC, LLC                                                   DE
262 Willamette Valley Clinics, LLC                              DE
263 Willamette Valley Medical Center, LLC                       DE
264 WM Medical, LLC                                             DE
265 Women & Children's Hospital, LLC                            DE
266 Woodland Heights Medical Center, LLC                        DE